Fiscal 2014 Variable Compensation Plan Payout Scale            Exhibit 10.2

FY14 VCP 1st half and 2nd half
First Half
Bonus % Multiplier		Threshold:
200 [*]		• Revenue		$[*] ([*]% of $[*]M)
		• Pre-VCP EBITDA		$[*] ([*]% of $[*]M)
[*]	% Multiplier	Cumulative Bonus $	Cumulative EBITDA $	Incremental Bonus $	Incremental EBITDA $	Bonus Ratio
[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
0	[*]	[*]	[*]	[*]	[*]	[*]
[*] [*] [*] [*] [*] [*] [*] [*]
Pre-VCP EBITDA $M
Second Half
Bonus % Multiplier		Threshold:
200 [*]		• Revenue		$[*] ([*]% of $[*]M)
		• Pre-VCP EBITDA		$[*] ([*]% of $[*]M)
[*]	% Multiplier	Cumulative Bonus $	Cumulative EBITDA $	Incremental Bonus $	Incremental EBITDA $	Bonus Ratio
	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]	[*]	[*]
0
[*] [*] [*] [*] [*] [*] [*] [*]
Pre-VCP EBITDA $M

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.